Exhibit 32.2

                                  CERTIFICATION

I, Charles J. Mallon, Chief Financial Officer of Right Management Consultants, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that this Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                  BY :/S/ CHARLES J. MALLON                   August 13, 2003
                  ----------------------------                ---------------
                  Charles J. Mallon                              Date
                  Chief Financial Officer and
                  Principal Accounting Officer